LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT
                 UNDER THE 2001 NON-QUALIFIED STOCK OPTION PLAN

                          (NON-QUALIFIED STOCK OPTION)


      AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a business address of PO Box 219, Little Silver, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Grantee").

      WHEREAS, the Company desires to grant to the Grantee a non-qualified stock option under the Company's 2001 Non-Qualified Stock Option Plan (the "2001 Plan") to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

      WHEREAS, the 2001 Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Grantee hereby agree as follows:

      1.    Grant of Option.
            ----------------

      The Company hereby grants to the Grantee a non-qualified stock option (the "Option") under the 2001 Plan to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2.    Purchase Price.
            ---------------
      The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

      3.    Time of Vesting and Exercise of Option.
            ---------------------------------------
      Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Grantee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

      4.    Term; Extent of Exercisability.
            -------------------------------
            (a)   Term.

                  (i) The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

                  (ii) In the event a Grantee's employment or service is terminated by the Company for any reason other than "disability", death or for "cause" (collectively, a "Termination without cause"), any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the one year period, except in the case of the first year of an Option's term in which case the exercise period shall be two years, after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

                  (iii) In the event the Grantee's employment or service is terminated by the Company for "cause", any Option held by the Grantee shall terminate as of the date the Grantee's employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

                  (iv) In the event the Grantee's employment or service is terminated by the Company on account of Grantee's "disability", any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within one year after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

                  (v) In the event of the death of the Grantee, any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within then later to occur of one year after the date on which the Grantee's employment or service is terminated by the Company or six months after the probate of the Grantee's estate, but in any event, no later than the date of expiration of the Option term.

                  (vi) In the event a Grantee terminates his or her employment with or services to the Company at his or her own volition, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within six months, except in the case of the first year of an Option's term in which case the exercise period shall be one year, after the date on which the Grantee's employment with or service to the Company is terminated, but in no event later than the date of expiration of the Option term. Any of the Grantee's Options that are not exercisable as of the date on which the Grantee's employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

                  (vii) Notwithstanding the provisions of Section 4(a)(ii) above, if the Grantee's employment or service is terminated by the Company on account of a "termination without cause" during the one year period following a Change of Control, as such term is defined in the 2001 Plan, any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee's employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.

                  (viii) For purposes of this Section 4(a):

                        (A) The term "Company" shall mean the Company and its parent and subsidiary corporations, or any successor thereto.
                        (B) The term "disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.
                        (C) The term "termination for cause" shall mean, except to the extent specified otherwise by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential information of the

                              Company to persons not entitled to receive such information. If this clause (C) conflicts with the definition of "Cause" or "termination for cause" (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

      5.    Manner of Exercise of Option.
            -----------------------------

                  (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the 2001 Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

                  (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

      6.    Non-Transferability.
            --------------------

      Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer options except (i) by will, (ii) by the laws of descent and distribution, (iii) to the Company (as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Grantee's will or under the applicable laws of descent and distribution.

      7.    Representation Letter and Investment Legend.
            --------------------------------------------
      In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

      8.    Adjustments on Changes in Capitalization.
            -----------------------------------------
      Adjustments on changes in capitalization and the like shall be made in accordance with the 2001 Plan, as in effect on the date of this Option.

      9.    No Special Employment Rights.
            -----------------------------

      The provisions of this Section 9 are applicable only to Grantees who are employees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Grantee for the period within which this Option may be exercised. However, during the period of the Grantee's employment, the Grantee shall render diligently and faithfully the services which are assigned to the Grantee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

      10.   Rights as a Stockholder.
            ------------------------

      The Grantee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Grantee.

      11.   Withholding Taxes.
            ------------------

      Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Grantee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Grantee who is an officer or director within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in
Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.



IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the 26th day of May 2004.

                                        LIFE MEDICAL SCIENCES, INC.


                                        By: /s/ Richard L. Franklin, MD
                                            ---------------------------
                                        Title: Chairman


                                        GRANTEE

                                        Print Name: Robert P. Hickey
                                                    ----------------

                                        Sign Name:
                                                  ------------------------------

                                        Address:
                                                  ------------------------------

                                        ----------------------------------------

                                        Social Security Number:
                                                                ----------------


                               OPTION INFORMATION
                               ------------------

Total Number of Shares Underlying Option:  250,000
Purchase Price Per Share:  $0.43

                          VESTING & EXPIRATION SCHEDULE
                          -----------------------------

  VESTING DATE                 NUMBER OF SHARES              EXPIRATION DATE
  ------------                 ----------------              ---------------

 April 23, 2004                    250,000                    April 23, 2011

                                    EXHIBIT 1
                            TO STOCK OPTION AGREEMENT
                            -------------------------

Gentlemen:

      In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:

      1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

      3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

      I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.

                                    Very truly yours,



Dated: _____________

                                    EXHIBIT 2
                            TO STOCK OPTION AGREEMENT
                            -------------------------

Gentlemen:

      The undersigned Grantee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.

                                        GRANTEE:


                                        --------------------------------
                                                   (Signature)


                                        --------------------------------
                                                  (Print Name)

                           LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT
                 UNDER THE 2001 NON-QUALIFIED STOCK OPTION PLAN

                          (NON-QUALIFIED STOCK OPTION)


      AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a business address of PO Box 219, Little Silver, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Grantee").

      WHEREAS, the Company desires to grant to the Grantee a non-qualified stock option under the Company's 2001 Non-Qualified Stock Option Plan (the "2001 Plan") to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

      WHEREAS, the 2001 Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Grantee hereby agree as follows:

      1.    Grant of Option.
            ----------------

      The Company hereby grants to the Grantee a non-qualified stock option (the "Option") under the 2001 Plan to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2.    Purchase Price.
            ---------------

      The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

      3.    Time of Vesting and Exercise of Option.
            ---------------------------------------

      Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Grantee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

      4.    Term; Extent of Exercisability.
            -------------------------------

            (a)   Term.

                  (i) The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

                  (ii) In the event a Grantee's employment or service is terminated by the Company for any reason other than "disability", death or for "cause" (collectively, a "Termination without cause"), any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the one year period, except in the case of the first year of an Option's term in which case the exercise period shall be two years, after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

                  (iii) In the event the Grantee's employment or service is terminated by the Company for "cause", any Option held by the Grantee shall terminate as of the date the Grantee's employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

                  (iv) In the event the Grantee's employment or service is terminated by the Company on account of Grantee's "disability", any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within one year after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

                  (v) In the event of the death of the Grantee, any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within then later to occur of one year after the date on which the Grantee's employment or service is terminated by the Company or six months after the probate of the Grantee's estate, but in any event, no later than the date of expiration of the Option term.

                  (vi) In the event a Grantee terminates his or her employment with or services to the Company at his or her own volition, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within six months, except in the case of the first year of an Option's term in which case the exercise period shall be one year, after the date on which the Grantee's employment with or service to the Company is terminated, but in no event later than the date of expiration of the Option term. Any of the Grantee's Options that are not exercisable as of the date on which the Grantee's employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

                  (vii) Notwithstanding the provisions of Section 4(a)(ii) above, if the Grantee's employment or service is terminated by the Company on account of a "termination without cause" during the one year period following a Change of Control, as such term is defined in the 2001 Plan, any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee's employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.

                  (viii) For purposes of this Section 4(a):

                        (A) The term "Company" shall mean the Company and its parent and subsidiary corporations, or any successor thereto.
                        (B) The term "disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.
                        (C) The term "termination for cause" shall mean, except to the extent specified otherwise by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential information of the

                              Company to persons not entitled to receive such information. If this clause (C) conflicts with the definition of "Cause" or "termination for cause" (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

      5.    Manner of Exercise of Option.
            -----------------------------

                  (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the 2001 Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

                  (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

      6.    Non-Transferability.
            --------------------

      Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer options except (i) by will, (ii) by the laws of descent and distribution, (iii) to the Company (as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Grantee's will or under the applicable laws of descent and distribution.

      7.    Representation Letter and Investment Legend.
            --------------------------------------------

      In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

      8.    Adjustments on Changes in Capitalization.
            -----------------------------------------

      Adjustments on changes in capitalization and the like shall be made in accordance with the 2001 Plan, as in effect on the date of this Option.

      9.    No Special Employment Rights.
            -----------------------------

      The provisions of this Section 9 are applicable only to Grantees who are employees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Grantee for the period within which this Option may be exercised. However, during the period of the Grantee's employment, the Grantee shall render diligently and faithfully the services which are assigned to the Grantee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

      10.   Rights as a Stockholder.
            ------------------------

      The Grantee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Grantee.

      11.   Withholding Taxes.
            ------------------

      Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Grantee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Grantee who is an officer or director within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in
Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the 26th day of May 2004.

                                        LIFE MEDICAL SCIENCES, INC.


                                        By: /s/ Richard L. Franklin, MD
                                            ---------------------------
                                        Title: Chairman


                                        GRANTEE

                                        Print Name: Robert P. Hickey
                                                    ----------------

                                        Sign Name:
                                                    ----------------------------

                                        Address:
                                                    ----------------------------

                                        ----------------------------------------

                                        Social Security Number:
                                                                ----------------


                               OPTION INFORMATION
                               ------------------

Total Number of Shares Underlying Option:  600,000


                     VESTING, PRICING & EXPIRATION SCHEDULE
                     --------------------------------------

                       NUMBER OF           EXERCISE              EXPIRATION
VESTING DATE            SHARES               PRICE                 DATE
------------         ------------        ------------           ------------
May 24, 2004              200,000        $       0.45           May 24, 2011
May 24, 2005              200,000        $       0.55           May 24, 2012
May 24, 2006              200,000        $       0.65           May 24, 2013

EXHIBIT 1
                            TO STOCK OPTION AGREEMENT
                            -------------------------

Gentlemen:

      In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:

      1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

      3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

      I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.

                                          Very truly yours,



Dated: _____________

                                    EXHIBIT 2
                            TO STOCK OPTION AGREEMENT
                            -------------------------

Gentlemen:

      The undersigned Grantee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.

                                        GRANTEE:


                                        ----------------------------------
                                                   (Signature)


                                        ----------------------------------
                                                   (Print Name)